UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.   20549



                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  April 28, 1999


                      UNITED COMPANIES FINANCIAL CORPORATION
                     ----------------------------------------
                      (Exact name as specified in its charter)

          Louisiana                      1-7067              71-0430414
          ---------             ------------------------     ----------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
    of incorporation)                                   Identification No.)

4041 Essen Lane, Baton Rouge Louisiana                           70809
------------------------------------------------------------------------------
(Address of principal executive offices)                          Zip Code

Registrant's telephone number, including area code       (225) 987-0000


                                 Not Applicable
        (Former name or former address, if changed since last report)

Item 5.   Other Events.

     The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7(c).     Exhibits.

     The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

          99 Press Release dated April 28, 1999 - United Companies Signs Agreement with Aegis Mortgage Corporation for Sale of its Retail Lending Platform, UC Lending(R)

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          UNITED COMPANIES FINANCIAL CORPORATION
                                         (Registrant)


Date:  April 30, 1999        By:  /s/ MICHAEL W. TRICKEY
                                   -----------------------------
                                   Michael W. Trickey
                                   Chief Financial Officer

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                          INDEX TO EXHIBITS

EXHIBIT                                                         SEQUENTIALLY
NO.        EXHIBIT                                              NUMBERED PAGE
-------    ---------                                            ------------
 99        Press Release dated April 28, 1999 -  United Companies
           Signs Agreement with Aegis Mortgage Corporation for Sale of its Retail Lending Platform, UC Lending(R)